Subsequent Events	6 Months Ended
Jun. 30, 2018
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 14: SUBSEQUENT EVENTS

  On July 3, 2018, Navios Holdings completed the sale to an unrelated party of the Navios Achilles, a 2001-built, 52,063 dwt vessel, for a total net sale price of $8,085 paid in cash (see note 3). In July 2018, Navios Achilles was released from the 2022 Notes and the gross sale proceeds received serve as collateral to the 2022 Notes, until the replacement with another vessel is completed.

  In July 2018, Navios Holdings agreed to sell the Navios Mars, a 2016-built Capesize vessel of 181,259 dwt, and the Navios Sphera, a 2016-built Panamax vessel of 84,872 dwt, to its affiliate, Navios Partners for a sale price of $79,000. Part of the sale proceeds will be used for the full prepayment of the outstanding bank debt of the two vessels, while the remaining amount of the sale proceeds will be cash on the Company’s balance sheet. The vessels are expected to be delivered to Navios Partners within the third quarter of 2018.

  In August 2018, Navios Holdings exercised the option to acquire Navios Primavera, a 2007-built, 53,464 dwt chartered-in vessel for an estimated purchase price of approximately $10,479 to be determined on the actual delivery date of the vessel, which is expected within the fourth quarter of 2018. Upon signing of the contract, Navios Holdings paid an amount of $1,063, while the remaining amount of the acquisition price will be paid upon delivery of the vessel.

  In August 2018, Navios Holdings agreed to charter-in, under one ten-year bareboat contract, from an unrelated third party one newbuilding bulk carrier of about 81,000 dwt, expected to be delivered in the second quarter of 2020. Navios Holdings has agreed to pay in total $5,820, representing a deposit for the option to acquire this vessel. The transaction is subject to definitive documentation.

  On August 16, 2018, there was a fire incident at the iron ore port terminal in Nueva Palmira, Uruguay. The fire damaged some equipment, but fortunately there were no human casualties. While it is too early to give a concrete estimate for time required to repair or replace equipment, Navios Logistics maintains property and loss of earnings insurance coverage for such type of events (subject to applicable deductibles and other customary limitations).

  On August 17, 2018, a new river and estuary tanker was delivered to Navios Logistics. Pursuant to this acquisition Navios Logistics entered into a credit agreement with the shipbuilder for an amount of $7,222 (€6,200) to finance the 50% of the purchase price of the tanker vessel. The credit agreement bears interest at a fixed rate of 675 basis points and is repayable in 24 equal monthly installments.